UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 10, 2014

ValueClick, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30699 Russell Ranch Road, Suite 250, Westlake Village, California		91362
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		818-575-4500
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On January 10, 2014, ValueClick, Inc., a Delaware corporation (“ValueClick”) completed the divestiture of its Owned & Operated Websites segment pursuant to a share and asset purchase agreement by and among ValueClick, ValueClick International Ltd. (Ireland), an Irish company and a wholly owned subsidiary of ValueClick (“VC Ireland”), ValueClick Deutschland GMBH, a German company and a wholly owned subsidiary of ValueClick (“VC Germany”) and IAC Search, LLC, a Delaware limited liability company (the “Buyer”) (the “Purchase Agreement”), dated as of December 8, 2013, as amended.

Under the terms of the Purchase Agreement, ValueClick sold all of the outstanding equity interests of certain of its wholly owned subsidiaries, including ValueClick AB, a Swedish company, ValueClick Brands, Inc., a Delaware corporation, Pricerunner Denmark ApS, a Danish company, ValueClick Korea, Inc., a California corporation, ValueClick Canada, Inc., a Canadian company, and Investopedia LLC, a Delaware limited liability company, to the Buyer or its wholly-owned subsidiaries and VC Ireland and VC Germany sold certain assets to the Buyer or its wholly-owned subsidiaries for an aggregate purchase price of $80 million, subject to certain adjustments (the “Transaction”).

Item 8.01 Other Events

On January 16, 2014, ValueClick issued a press release announcing the closing of the Transaction, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010, the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2013, and the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements are included as Exhibit 99.2 of this Current Report on Form 8-K.

These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the sale been consummated as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read together with ValueClick’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2012, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in ValueClick’s Annual Report on Form 10-K for the year ended December 31, 2012, as well as in conjunction with ValueClick’s unaudited condensed consolidated financial statements and accompanying notes as of and for the period ended September 30, 2013, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in ValueClick's Quarterly Report on Form 10-Q for the period ended September 30, 2013.

(d) Exhibits.

99.1	Press Release, issued by ValueClick on January 16, 2014.
99.2
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010, and the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick, Inc.

January 16, 2014	By:	/s/ John Pitstick

Name: John Pitstick
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, issued by ValueClick on January 16, 2014.
99.2
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010, and the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2013.